EXHIBIT 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On August 1, 2014, Demand Media, Inc. (the “Company”, “we”, “us”, or “our”) completed the separation of Rightside Group, Ltd. (“Rightside”) from the Company. Rightside will own and operate the domain name services business of the Company following the separation. The separation was completed via a tax-free dividend involving the distribution on August 1, 2014 of all outstanding shares of Rightside common stock to holders of record of our common stock as of the close of business, New York City time, on July 25, 2014 (the “Distribution”). Rightside is now an independently traded company trading under the symbol “NAME” on the Nasdaq Global Select Market. Following the Distribution, we will not beneficially own any shares of Rightside common stock and will no longer consolidate Rightside into our financial results. Beginning in the third quarter of 2014, Rightside’s historical financial results for periods prior to the Distribution will be reflected in our consolidated financial statements as a discontinued operation. Immediately following the Distribution, we also effected a reverse stock split of our common stock at a ratio of 1-for-5.

The accompanying unaudited pro forma condensed consolidated financial statements include adjustments to our historical financial results to reflect the following:

•                  the distribution by us to Rightside, pursuant to the Distribution, of all the assets and liabilities that comprised our domain name services business;

•                  costs incurred in connection with the Distribution;

•                  the 1-for-5 reverse stock split of our common stock immediately following the Distribution on August 1, 2014.

The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2013, 2012 and 2011 and the three months ended March 31, 2014, have been prepared giving effect to the Distribution of Rightside and the reverse stock split as if the transactions had occurred on January 1, 2011. The unaudited pro forma condensed consolidated balance sheet gives effect to the Distribution and the reverse stock split as if the transactions had occurred effective March 31, 2014.

The unaudited pro forma condensed consolidated financial statements are prepared in accordance with Article 11 of Regulation S-X. The pro forma adjustments are described in the accompanying notes and are based upon information and assumptions available at the time of the filing of this report on Form 8-K. The accompanying unaudited pro forma condensed consolidated financial statements should be read in conjunction with our historical consolidated financial statements and the accompanying notes.

The unaudited pro forma condensed consolidated financial statements are based on financial statements prepared in accordance with U.S. generally accepted accounting principles, which are subject to change and interpretation. The pro forma adjustments are based upon available information and assumptions that management considers to be reasonable. The pro forma adjustments may differ from those that will be calculated to report our discontinued operations in our future filings. The unaudited pro forma condensed consolidated financial information is for illustrative and informational purposes only and is not intended to represent or be indicative of what our results of operations or balance sheet would have been had the Distribution occurred on the dates indicated. Pro forma adjustments do not include allocations of corporate costs, as those are not directly attributable to the Distribution. The unaudited pro forma condensed consolidated financial information also should not be considered representative of our future results of operations or financial position.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Quarter Ended March 31, 2014

(in thousands, except per share data)

	As Reported		Rightside Group, Ltd. (a)	Pro Forma Adjustments		Pro Forma Demand Media, Inc.
Service revenue	$82,960		$(44,696)	$—		$38,264
Product revenue	6,792		—	—		6,792
Total Revenue	89,752		(44,696)	—		45,056
Operating expenses:
Service costs	49,137		(38,221)	—		10,916
Product costs	4,955			—		4,955
Sales and marketing	8,931		(2,770)	—		6,161
Product development	11,272		(3,840)	—		7,432
General and administrative	17,715		(6,013)	(1,599	)(b)	10,103
Amortization of intangible assets	11,629		(1,691)	—		9,938
Interest (income) expense	765		5	—		770
Other (income) expense, net	(1,304)		1,327	—		23
Gain on other assets, net	(4,860)		4,860	—		—
Income (loss) before income taxes	(8,488)		1,647	(1,599)		(5,242)
Income tax expense	(2,468	)(c)	1,757 (c)	(4,257	)(c)	(4,968)
Net income (loss)	$(10,956)		$3,404	$(2,658)		$(10,210)

Net income (loss) per share - basic	$(0.12)					$(0.56)
Net income (loss) per share - diluted	$(0.12)					$(0.56)

Weighted average number of shares - basic	90,854					18,171 (d)
Weighted average number of shares - diluted	90,854					18,171 (d)

See Accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2013

(in thousands, except per share data)

	As Reported		Rightside Group, Ltd. (a)	Pro Forma Adjustments		Pro Forma Demand Media, Inc.
Service revenue	$394,598		$(185,187)	$—		$209,411
Operating expenses:
Service costs	204,763		(144,213)	—		60,550
Sales and marketing	46,445		(9,841)	—		36,604
Product development	44,187		(11,496)	—		32,691
General and administrative	73,277		(19,682)	(5,585	)(b)	48,010
Amortization if intangible assets	44,409		(7,890)	—		36,519
Interest (income) expense	1,621		15	—		1,636
Other (income) expense, net	61		(74)	—		(13)
Gain on other assets, net	(4,232)		4,232	—		—
Income (loss) before income taxes	(15,933)		3,762	5,585		(6,586)
Income tax expense	(4,241	)(c)	1,785 (c)	(961	)(c)	(3,417)
Net income (loss)	$(20,174)		$5,547	$4,624		$(10,003)

Net income (loss) per share - basic	$(0.23)					$(0.56)
Net income (loss) per share - diluted	$(0.23)					$(0.56)

Weighted average number of shares - basic	88,534					17,707 (d)
Weighted average number of shares - diluted	88,534					17,707 (d)

See Accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2012

(in thousands, except per share data)

	As Reported		Rightside Group, Ltd. (a)	Pro Forma Adjustments		Pro Forma Demand Media, Inc.
Service revenue	$380,578		$(172,938)	$—		$207,640
Operating expenses:
Service costs	181,018		(126,947)	—		54,071
Sales and marketing	46,501		(8,108)	—		38,393
Product development	40,708		(8,942)	—		31,766
General and administrative	63,025		(13,896)	—		49,129
Amortization if intangible assets	40,676		(8,273)	—		32,403
Interest (income) expense	580		—	—		580
Other (income) expense, net	111		(64)	—		47
Income (loss) before income taxes	7,959		(6,708)	—		1,251
Income tax expense	(1,783	)(c)	2,671 (c)	(3,390	)(c)	(2,502)
Net income (loss)	$6,176		$(4,037)	$(3,390)		$(1,251)

Net income (loss) per share - basic	$0.07					$(0.07)
Net income (loss) per share - diluted	$0.07					$(0.07)

Weighted average number of shares - basic	84,553					16,911 (d)
Weighted average number of shares - diluted	87,237					16,911 (d)

See Accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2011

(in thousands, except per share data)

	As Reported		Rightside Group, Ltd. (a)	Pro Forma Adjustments		Pro Forma Demand Media, Inc.
Service revenue	$324,866		$(160,559)	$—		$164,307
Operating expenses:
Service costs	155,830		(110,888)	—		44,942
Sales and marketing	37,394		(5,653)	—		31,741
Product development	38,146		(8,269)	—		29,877
General and administrative	59,451		(13,316)	—		46,135
Amortization if intangible assets	47,174		(9,510)	—		37,664
Interest (income) expense	802		—	—		802
Other (income) expense, net	413		(20)	—		393
Income (loss) before income taxes	(14,344)		(12,903)	—		(27,247)
Income tax expense	(4,177	)(c)	5,266 (c)	(3,533	)(c)	(2,444)
Net income (loss)	(18,521)		(7,637)	(3,533)		(29,691)
Cumulative preferred stock dividends	(2,477)		—	—		(2,477)
Net income (loss)	$(20,998)		$(7,637)	$(3,533)		$(32,168)

Net income (loss) per share - basic	$(0.27)					$(2.05)
Net income (loss) per share - diluted	$(0.27)					$(2.05)

Weighted average number of shares - basic	78,646					15,730 (d)
Weighted average number of shares - diluted	78,646					15,730 (d)

See Accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Unaudited Pro Forma Condensed Consolidated Balance Sheet

For the Quarter Ended March 31, 2014

(in thousands, except per share data)

	As Reported	Rightside Group, Ltd. (a)	Pro Forma Adjustments		Pro Forma Demand Media, Inc.
Assets
Current assets
Cash and cash equivalents	$153,963	$(25,000)	$—		$128,963
Accounts receivable, net	31,977	(10,851)	—		21,126
Prepaid expenses and other current assets	8,598	(3,944)	794	(c)	5,448
Deferred registrations costs	71,665	(71,665)	—		—
Total current assets	266,203	(111,460)	794		155,537
Deferred registrations costs, less current portion	13,547	(13,547)	—		—
Property plant and equipment, net	39,490	(14,787)	—		24,703
Intangible assets, net	83,156	(16,887)	—		66,269
Goodwill	347,382	(103,042)	—		244,340
Other assets	22,800	(21,316)	886	(c)	2,370
Total assets	$772,578	$(281,039)	$1,680		$493,219
Liabilities and Stockholders’ Equity
Current liabilities
Accounts Payable	$12,321	$(8,364)	$—		$3,957
Accrued expenses and other current liabilities	31,654	(18,665)	—		12,989
			—
Deferred tax liabilities	22,431	(24,157)	1,726	(c)	—
Current portion of long-term debt	15,000	—	—		15,000
Deferred revenue	91,570	(87,157)	—		4,413
Total current liabilities	172,976	(138,343)	1,726		36,359
Deferred revenue, less current portion	18,205	(17,817)	—		388
Other liabilities	14,416	(611)	12,842	(c)	26,647
Long-term debt	77,500	—	—		77,500
Stockholders’ equity	489,481	(124,268)	(12,888)		352,325
Total liabilities and stockholders’ equity	$772,578	$(281,039)	$1,680		$493,219

See Accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following is a summary of the pro forma adjustments reflected in the unaudited pro forma condensed consolidated financial statements based on preliminary estimates, which may change as additional information is obtained:

(a) — Adjustments reflect the operations, assets, liabilities and equity of Rightside. Excluded from these amounts are certain general corporate overhead expenses that were allocated to Rightside in its historical financial statements but that do not specifically relate to Rightside. Such general corporate expenses do not meet the requirements to be presented in discontinued operations and thus will be presented as part of our continuing operations.

(b) — Adjustments reflect the removal of non-recurring transaction costs which were directly related to the Distribution. These costs relate primarily to accounting, professional and legal fees.

(c) — The tax expense shown in the Pro forma schedule approximates what Demand Media and Rightside would look like on a stand-alone basis. Similarly, income tax expense and deferred tax balances for Rightside are also on a stand-alone basis.

(d) — Adjustments reflects the reverse stock split of our common stock at a ratio of 1-for-5, which became effective immediately following the Distribution on August 1, 2014.